UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 10, 2014

Reve Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54497	27-2571663
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17011 Beach Blvd. Suite 900, Huntington Beach, CA 92647

(Address of principal executive offices) (Zip Code)

(714) 907-1241

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

This Form 8-K/A is being filed as an amendment (the “Amendment”) to the Current Report on Form 8-K filed by Rêve Technologies, Inc. (the “Company”) with the U.S. Securities and Exchange Commission ("SEC") on December 11, 2014 (the “Original Filing”). This Amendment expands upon the representations made in the Original Filing.

Rêve Technologies, Inc. (the “Company”), is not now, and has never been a “shell issuer,” as defined in Rule 144(i)(1), promulgated under the Securities Act. On the Form 10-Q for the quarters ended June 30, 2011, September 30, 2011, March 31, 2012, June 30, 2012, September 30, 2012, March 31, 2013, June 30, 2013, September 30, 2013, March 31, 2014 and June 30, 2014 and the Form 10-K for the year ended December 31, 2011, December 31, 2012 and December 31, 2013, the Company inadvertently and incorrectly checked a box indicating that it was a “shell issuer.” The Company’s representation that it is not now, and has never been a “shell issuer” is based on a good faith understanding of the Company, following a reasonable examination and investigation of the applicable law and facts made by the officers and directors of the Company.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reve Technologies, Inc.

Dated: December 15, 2014	By:	/s/ Tamio Stehrenberger
Tamio Stehrenberger
Chief Executive Officer